C. EARNINGS PER SHARE CALCULATION	9 Months Ended
Sep. 30, 2016
Earnings per share data:
EARNINGS PER SHARE CALCULATION

Earnings per common share (EPS) are computed based on the weighted average number of common shares outstanding during the period. Basic EPS excludes dilution and is computed by dividing net earnings available to common stockholders (after deducting dividends and related accretion on preferred stock) by the weighted average of common shares outstanding. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. The number of potential common shares included in the quarterly diluted EPS is computed using the average market price during the three months included in the reporting period under the treasury stock method. The number of potential common shares included in year-to-date diluted EPS is a year-to-date weighted average of potential shares included in each quarterly diluted EPS computation. All common stock equivalents are anti-dilutive when a net loss occurs. A 5% stock dividend was declared and paid in the fourth quarter of 2015. Prior per share amounts have been adjusted to reflect the 5% stock dividend.

Earnings per share have been computed based on the following:

(Dollar amounts in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015
Net earnings	$2,444	$2,239	$7,459	$6,109

Average number of shares outstanding	4,612	4,524	4,582	4,508
Effect of dilutive options	105	119	118	127
Average number of shares outstanding used to calculate diluted earnings per share	4,717	4,643	4,700	4,635

Anti-dilutive options not included	68	103	70	104